UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2009

MAN SHING AGRICULTURAL HOLDINGS, INC
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53146	88-0450667
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1005, 10/F, Tower B
Hunghom Commercial Centre
37 Ma Tau Wai Road, Hunghom
Kowloon, Hong Kong
 (Registrant’s Address)
Registrant’s telephone number, including area code: (86) 536-4644888
  ________________
Copies to:
Greentree Financial Group, Inc.
7951 SW 6th Street, Suite 216
Plantation, FL 33324
(954) 424-2345 Tel
(954) 424-2230 Fax

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01 Change In Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits
Exhibit-16 Letter from Traci J. Anderson, CPA
Signatures

This Current Report on Form 8-K is filed by Man Shing Agricultural Holdings, Inc., a Nevada corporation (the “Registrant”), in connection with the items set forth below.

ITEM 4.01. CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On October 29, 2009, Registrant's Board of Directors approved to dismiss Traci J. Anderson, CPA as its independent auditor, and engaged Lake & Associates CPAs as independent auditor to review Registrant's three quarterly reports ended June 30, 2010. The decision to make the change was approved by Registrant's Board of Directors. The Registrant does not have an audit committee.

During Registrant's two most recent fiscal years ended December 31, 2008 and 2007, the Registrant did not consult Lake & Associates CPAs with respect to any of the matters described in Item 304(a)(2) of Regulation S-K. In June 2009, Lake & Associates CPAs was retained as independent auditor to audit Hero Capital Profits Limited (“HCP”), a wholly-owned subsidiary of the Registrant incorporated under the laws of British Virgin Island, and HCP’s wholly-owned subsidiary, Weifang Xinsheng Food Co., Ltd., a company incorporated under the laws of Region of People's Republic of China.

Traci J. Anderson, CPA's audit reports regarding the Registrant's financial statements for the fiscal years ended December 31, 2008 and 2007, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to the uncertainty, audit scope or accounting principles, except that their audit reports for the years ended December 31, 2008 and 2007 contained a going concern qualification.

In connection with the prior audit for the fiscal years ended December 31, 2008 and 2007, and the review for the interim periods ended March 31, 2009 and June 30, 2009, there have been no disagreements with Traci J. Anderson, CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of Traci J. Anderson, CPA would have caused it to make reference to the subject matter of the disagreement in connection with its report on these financial statements for those periods. In addition, Traci J. Anderson, CPA had no disagreements with Registrant for the interim period up to October 29, 2009.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit-16    Letter from Traci J. Anderson, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAN SHING AGRICULTURAL HOLDINGS, INC.

Date: October 30, 2009	By:	/s/ Liu Shi Li
Liu Shi Li President, and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit	Description Number

16	Letter from Traci J. Anderson, CPA